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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383             95-4352386
-------------------------------    -----------------------  -------------------
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                      717 Texas Avenue
                         Suite 3100
                         Houston, Texas                             77002
           (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.        Regulation FD Disclosure.

         On January 4, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that its chairman, Charif Souki, will be making a presentation about the Company on January 5, 2005, at the Pritchard Capital Partners Energy Conference. Cheniere Energy's corporate presentation slides may be accessed on its recently updated website: www.cheniere.com.

The press release and the slide show presentation are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 7.01. The Exhibits are not filed but are furnished pursuant to Regulation FD.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number                Description
----------------               -----------
      99.1         Press Release dated January 4, 2005 (filed herewith).
      99.2         Cheniere Energy, Inc. January 2005 Corporate
                   Presentation (filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHENIERE ENERGY, INC.


         Date:  January 4, 2005         By: /s/ Don A. Turkleson
                                           ---------------------------------
                                            Name:    Don A. Turkleson
                                            Title:   Chief Financial Officer


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EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
       99.1        Press Release dated January 4, 2005 (filed herewith).
       99.2        Cheniere Energy, Inc. January 2005 Corporate
                   Presentation (filed herewith).